                                                                                                                           News Release

FOR IMMEDIATE RELEASE:

CONTACT:        Michael Rajkovic
                Executive Vice President and Chief Financial Officer
                U.S. Can Corporation
                (630) 678-8000

                                                U.S. CAN REPORTS SECOND QUARTER RESULTS

Lombard,  IL,  August 15, 2005-- U.S. Can reported net sales of $230.4  million for its second  quarter  ended July 3, 2005 compared to
$211.8  million for the  corresponding  period of 2004,  an 8.8%  increase.  For the first six months of 2005,  net sales  increased to
$460.9  million from $425.3  million for the same period in 2004.  The quarter and  year-to-date  sales  increase is  primarily  due to volume increases of U.S.  Aerosol and Plastics  products,  increased  prices due to higher raw material costs,  which were passed on to customers,  and the positive  foreign  currency impact on sales made in Europe,  partially  offset by volume decreases in the Company's
International and Custom &amp; Specialty business segments.

For the second quarter,  U.S. Can reported gross profit of $23.2 million or 10.1% to sales,  compared to $18.9 million or 8.9% to sales in 2004.  For the six months ended July 3, 2005 gross profit  increased to $55.2  million  (12.0% to sales) from $38.3 million (9.0% to sales) for the first six months of 2004.  The second  quarter  and  year-to-date  improvement  in 2005 gross  profit  dollars and gross profit percentage to sales over 2004 reflects the benefit of increased  Aerosol and Plastics  products volume,  improved pricing due to higher raw material costs, product mix, improved  International  operating  performance and financial benefits associated with the 2004 closing of the  Company's  New Castle,  PA  lithography  and the Elgin,  IL (Olive Can) Custom & Specialty  plants.  On a  year-to-date basis, all business segments reported improved gross profit dollars versus the same period in 2004.

Selling,  general and  administrative  expenses  for the second  quarter of 2005 were $9.5  million or 4.1% of sales  compared to $10.4 million or 4.9% of sales in the second quarter of 2004. Selling,  general and administrative  expenses for the first six months of 2005 were $20.4 million or 4.4% of sales  compared to $20.2 million or 4.8% of sales for the first half of 2004.  The decrease in the second quarter of 2005 primarily  relates to severance  payments  recorded in the second quarter of 2004 to be made over time to the Company's former Chief Executive Officer.

During the first half of 2005, the Company recorded  restructuring  charges of $2.0 million.  A $0.5 million charge was recorded in the first  quarter of 2005 and a $1.5 million  charge was recorded in the second  quarter of 2005.  During the first  quarter of 2005,  the
Company recorded charges for position  elimination  costs related to the continuation of an early  termination  program in one European facility  and a product  line  profitability  review  program in our German food can  business.  The second  quarter  charges  were for
European  headquarters  position  elimination  costs, as well as a reassessment of previously  recorded  reserves for ongoing  facility costs related to our closed Olive Can Custom & Specialty plant.

Other  income of $0.2 million was recorded in the first half of 2005,  compared to $0.4  million in 2004.  The other income  represents the  Company's  share of the net income of its joint  venture  equity  investment  in  Argentina.  The first half of 2004 also included dividends related to an investment in operations that were formerly owned by the Company.

Second quarter 2005 interest  expense was $13.9 million as compared to $12.9 million for the second quarter of 2004.  Interest  expense in the first half of 2005  increased  $1.3  million  versus the first half of 2004 to $26.9  million.  The  increase  in 2005  interest expense is due to higher average interest rates and higher average borrowings.

Bank  financing  fees for the second  quarter of 2005 were $0.7 million as compared to $1.2 million for the second quarter of 2004. For the first half of 2005,  bank  financing  fees were $1.5 million  compared to $2.6 million for the same period in 2004. The decrease in bank  financing fees is due to lower fees and expenses  associated  with the Company's new Credit  Facility  entered into in June 2004, which are being  amortized over the life of the  applicable  borrowings,  versus the fees and expenses  previously  being  amortized in conjunction with the Company's former Senior Secured Credit Facility.

In the second  quarter of 2004,  the Company  recorded a loss from early  extinguishment  of debt of $5.5 million  associated  with the termination of the Company's  former Senior Secured Credit  Facility.  The loss  represented the unamortized  deferred  financing costs related to the Senior Secured Credit Facility.

Income tax  expense  was $0.6  million  for the second  quarter of 2005  versus an income tax  benefit of $2.3  million  for the second quarter of 2004.  For the first half of 2005, the Company  recorded  income tax expense of $1.7 million versus an income tax benefit of
$1.9 million for the first half of 2004.  Prior to 2005,  the Company  recorded  valuation  allowances as it could not conclude that it was "more likely than not" that all of the deferred tax assets of its domestic  operations and certain of its foreign  operations would be realized in the  foreseeable  future.  Accordingly,  the Company did not record income taxes related to the second  quarter or first half of 2005 and 2004 for the applicable operations.

The net loss  before  preferred  stock  dividends  was $3.0  million  for the second  quarter of 2005,  compared  to a net loss  before preferred stock  dividends of $9.8 million for the second quarter of 2004. For the first half of 2005, the Company  recorded net income before preferred dividends of $3.0 million, compared to a net loss before preferred dividends of $14.8 million in 2004.

Earnings before interest, taxes, depreciation,  amortization,  special charges relating to our restructurings and certain other charges and expenses,  as defined under the terms of our Credit Facility  ("Credit  Facility  EBITDA") was $22.2 million for the second quarter of 2005 versus  $19.6  million for the second  quarter of 2004.  Year-to date Credit  Facility  EBITDA was $52.4  million for 2005,  an increase of $13.0 million versus the same period of 2004. The Company  considers  Credit  Facility EBITDA to be a useful measure of its current  financial  performance  and its ability to incur and service debt. In addition,  Credit  Facility  EBITDA is a measure used to determine the Company's  compliance with its Credit Facility.  The most directly  comparable GAAP financial  measure to Credit Facility
EBITDA is net income (loss).  Below is a quantitative  reconciliation  of the net income (loss) from operations  before preferred stock dividends to Credit Facility EBITDA.

                                                         2nd Quarter                         YTD
                                                ------------------------------- ------------------------------
                                                     2005           2004             2005           2004
                                                ------------------------------- ------------------------------
                                                                        (in millions)
Net Income (Loss)                                $        (3.0) $        (9.8)   $          3.0 $      (14.8)

Plus:  Income Tax Provision (Benefit)           0.6            (2.2)            1.7            (1.9)

Plus:  Interest Expense                         13.9           12.9             26.8           25.6

Plus:  Bank Financing Fees                      0.7            1.2              1.4            2.6
                                                            -
Plus:  Loss from Early Extinguishment of Debt                  5.5              -              5.5
                                                                                          18.2
Plus:  Depreciation and Amortization            9.2            9.7                             19.6

Plus:  Cash Special Charges                     0.8            0.9              1.3            1.4

Plus:  Severance Payments to Former CEO         -              1.2              -              1.2
Plus:  Other Add-backs as Specified in Lending               -                              -
Agreement                                                      0.2                             0.2
                                                ------------------------------- ------------------------------

Credit Facility EBITDA                           $        22.2  $        19.6    $       52.4  $       39.4
                                                =============================== ==============================

At July 3, 2005,  $9.7 million had been borrowed  under the $65.0 million  revolving  loan portion of the Credit  Facility.  Letters of
Credit of $15.1  million  were also  outstanding  securing  the  Company's  obligations  under  various  insurance  programs  and other contractual agreements.  In addition, the Company's reported cash balance was $2.6 million.

U.S. Can  Corporation is a leading  manufacturer of steel  containers for personal care,  household,  automotive,  paint and industrial products in the United States and Europe, as well as plastic containers in the United States and food cans in Europe.

Certain  statements in this release  constitute  "forward-looking  statements"  within the meaning of the Federal securities laws. Such statements  involve  known  and  unknown  risks  and  uncertainties  which  may cause the  Company's  actual  results,  performance  or achievements to be materially  different than future  results,  performance or  achievements  expressed or implied in this release.  By way of example and not limitation and in no particular  order,  known risks and  uncertainties  include  general  economic and business conditions;  the  Company's  substantial  debt and  ability  to  generate  sufficient  cash flows to service  its debt;  the  Company's compliance with the financial covenants  contained in its various debt agreements;  changes in market conditions or product demand; the level of cost  reduction  achieved  through  restructuring  and  capital  expenditure  programs;  changes  in raw  material  costs  and availability;  downward selling price movements;  currency and interest rate  fluctuations;  increases in the Company's  leverage;  the
Company's ability to effectively  integrate  acquisitions;  changes in the Company's business strategy or development plans; the timing and cost of plant  closures;  the  success of new  technology;  and  increases  in the cost of  compliance  with laws and  regulations,
including  environmental  laws  and  regulations.  In  light  of  these  and  other  risks  and  uncertainties,   the  inclusion  of  a
forward-looking  statement  in this  release  should not be  regarded  as a  representation  by the  Company  that any future  results, performance or achievements will be attained.

                                                                 # # #
                                                        http://www.uscanco.com

                                                 U.S. CAN CORPORATION
                                                STATEMENT OF OPERATIONS
                                                      (Unaudited)
                                                (Dollars in Thousands)

                                                       For the Quarterly Period                For the Six Months Ended
                                                -------------------------------------------------------------------------------
                                                    July 3,2005         July 4, 2004
                                                                                            July 3,2005        July 4, 2004
                                                --------------------------------------------------------------------------------

Net Sales                                        $      230,407        $      211,809      $  460,852     $     425,276

Cost of Goods Sold                                       207,173               192,901         405,619           386,996
                                                -------------------------------------------------------------------------------

Gross Profit                                               23,234                18,908          55,233            38,280

Selling, General and Administrative Expenses                9,479                10,439          20,387            20,243

Special Charges                                             1,517                     922          2,030             1,404

Other (Income) Expense                                         (25)   2                            (192)              (378)

Interest Expense                                           13,913                12,865          26,853            25,582

Bank Financing Fees                                             731                1,218           1,460             2,596

Loss from Early Extinguishment of Debt
                                                -                                  5,508              -              5,508
                                                -------------------------------------------------------------------------------

Income (Loss) Before Income Taxes                           (2,381)             (12,046)          4,695           (16,675)

Provision (Benefit) for Income Taxes                           586                (2,256)        1,676              (1,924)
                                                -------------------------------------------------------------------------------

Net Income (Loss)                                           (2,967)               (9,790)        3,019            (14,751)
                                                -------------------------------------------------------------------------------

Preferred Stock Dividends                                   (4,148)               (3,760)      (8,282)              (7,584)
                                                -------------------------------------------------------------------------------

 Net Loss Attributable to Common
 Stockholders                                            $  (5,263)7,115)              $      (22,335))
                                                ===============================================================================

                                             U.S. CAN CORPORATION
                                                BALANCE SHEETS
                                   AS OF July 3, 2005 and DECEMBER 31, 2004
                                                  (Unaudited)
                                            (Dollars in Thousands)

                                                                         July 3,              December 31,
                                                                           2005                   2004
                                                                  ----------------------------------------------
ASSETS

Current Assets                                                     $        236,265       $        229,234

Property, Plant and Equipment                                                209,978                 227,022

Noncurrent Assets                                                             97,974                 101,496
                                                                  ----------------------------------------------

Total Assets                                                       $        544,217       $         557,752
                                                                  ==============================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities                                                $         161,226      $         170,811

Long-Term Debt                                                                558,658                550,551

Long-Term Liabilities                                                           67,540                 72,566

Preferred Stock                                                               170,536                162,253

Stockholders' Equity (Deficit)                                              (413,743)              (398,429)
                                                                  ----------------------------------------------

Total Liabilities and Stockholders' Equity                         $        544,217       $        557,752
                                                                  ==============================================